UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 18, 2009

INDUSTRIAL SERVICES OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane P.O. Box 32428 Louisville, Kentucky	40232
(Address of principal executive offices)	(Zip Code)

(502) 366-3452

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events

On February 18, 2009, the Registrant issued a press release regarding the completion of a transaction for the purchase of the stainless steel and high temperature metals inventories from Venture Metals, LLC, the lease of Venture Metals' processing equipment and facilities, and the conclusion of a settlement of litigation with All American Recycling.

ITEM 9.01.  Financial Statements and Exhibits

(c)	Exhibit	Description of Exhibit
	99.1	Press Release issued February 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Services of America, Inc.

Date: February 23, 2009	By:	/s/ Alan L. Schroering
Alan L. Schroering, Chief Financial Officer